UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2015 (October 29, 2015)

NORFOLK SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241	(757) 629-2680
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See description under Item 2.03.

Item 2.03	Creation of a Direct Financial Obligation of a Registrant

On November 3, 2015, the Registrant completed its offering of $600,000,000 aggregate principal amount of its 4.650% Senior Notes due 2046 (the “Notes”) pursuant to an Underwriting Agreement, dated October 29, 2015 (the “Agreement”), by and among the Registrant and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were sold pursuant to the Registrant’s Automatic Shelf Registration Statement on Form S-3 (File No. 333-202023). The Agreement is filed herewith as Exhibit 1.1.

The Notes were issued pursuant to an Indenture, dated as of June 2, 2015 (the “Base Indenture”), as supplemented by a second supplemental indenture, dated as of November 3, 2015 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Registrant and U.S. Bank National Association, as trustee. The Notes will pay interest semi-annually in arrears at a rate of 4.650% per annum.

The Notes may be redeemed in whole at any time or in part from time to time, at the Registrant’s option, as described below.

If the Notes are redeemed prior to the date that is six months prior to their maturity date, the redemption price for the Notes to be redeemed will equal the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to, but not including, the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus accrued and unpaid interest thereon to, but not including, the redemption date.

If the Notes are redeemed on or after the date that is six months prior to their maturity date, the redemption price for the Notes to be redeemed will equal 100% of the principal amount of such Notes, plus accrued interest to, but not including, the redemption date.

The Second Supplemental Indenture is filed herewith as Exhibit 4.1. The description of the Indenture contained herein is qualified by reference thereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 29, 2015, among the Registrant and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

4.1	Second Supplemental Indenture, dated as of November 3, 2015, between the Registrant and U.S. Bank National Association, as Trustee.

5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes.

5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of William A. Galanko (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Denise W. Hutson
Name:	Denise W. Hutson
Title:	Corporate Secretary

Date: November 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 29, 2015, among the Registrant and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

4.1	Second Supplemental Indenture, dated as of November 3, 2015, between the Registrant and U.S. Bank National Association, as Trustee.

5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes.

5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of William A. Galanko (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

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